SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS	12 Months Ended
Dec. 31, 2025
Significant Contingent Liabilities And Unrecognized Commitments [Abstract]
SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS	SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS
In January 2024, a service provider initiated litigation against Gogoro Taiwan Limited claiming approximately $2.3 million pursuant to a service agreement. Following the plaintiff's appeal of the district court's dismissal, a settlement was reached in January 2026. The settlement did not result in any net cash outflow, nor did it have a material adverse impact on the Company's consolidated financial statements. As of the date of this report, additional related claims arising from the same incident, totaling approximately $4.4 million, are currently pending before district courts in Taiwan. The Company is defending against these ongoing proceedings. Due to the inherent uncertainties regarding the timing and ultimate outcome of these pending cases, no provision has been recognized in our consolidated financial statements as of December 31, 2025.
During 2025, two of the three previously disclosed employment-related litigation matters were resolved. In March 2026, a second-instance judgment on this matter was rendered in favor of the Company, dismissing all plaintiff's claims on the remain case. As of the date of this report, no notice of appeal has been received; the Company has concluded that this matter is not material to the consolidated financial statements; accordingly, no provision has been recorded.